Exhibit 99.1

Editorial contact:

Stefanie Notaney, HPE
stefanie.notaney@hpe.com

Investor relations contact:

Andrew Simanek, HPE
investor.relations@hpe.com

News Release

Hewlett Packard Enterprise Accelerates Pivot to Drive Long-Term Sustainable, Profitable Growth and Announces FY21 Outlook

•Estimates FY21 non-GAAP diluted net earnings per share outlook of $1.56-$1.76, up 10% year-over-year at the mid-point when adjusted for stock-based compensation expense
•Estimates FY21 GAAP diluted net earnings per share outlook of $0.34-$0.54, up $0.77 year-over-year at the mid-point
•Expects free cash flow to grow at a 3-year CAGR of over 50% between FY20 and FY23

SAN JOSE, Oct. 15, 2020 - Hewlett Packard Enterprise (NYSE: HPE) today held its virtual Securities Analyst Meeting and provided strategy and financial updates from Antonio Neri, president and CEO, Tarek Robbiati, executive vice president and chief financial officer, and members of the leadership team. The webcast and presentations can be found on the HPE Investor Relations Website: hpe.com/investor/SAM2020.

HPE is accelerating its pivot as edge-to-cloud platform as-a-service company

Last year at SAM, HPE unveiled its edge-to-cloud platform as-a-service vision and strategy to drive long-term sustainable, profitable growth. Neri affirmed the strategy is more relevant than ever, and discussed the company’s plans to accelerate its ability to meet evolving customer needs.

“While the global pandemic is unlike any crisis we have ever faced, it has served as a catalyst, making digital transformation a strategic imperative for enterprises,” said Neri. “Enterprises need to deliver secure connectivity, remote work solutions, data analytics capabilities and mobile-first, cloud-like experiences to their employees and customers. And they need to do it with speed and flexibility, preserving liquidity to navigate the macro economic uncertainty and adapt to the new world. This is a significant opportunity for Hewlett Packard Enterprise.”

Neri continued, “We already have a distinctive and industry leading portfolio of edge-to-cloud solutions and unique capabilities that are resonating with customers. To capitalize on this opportunity, we have outlined a set of strategic priorities to stabilize our core businesses, double down on growth areas and accelerate our pivot to as-a-service, while also taking a deliberate set of actions to strengthen our financial foundation and invest in our future.”

Advancing HPE’s strategy to drive long-term, sustainable, profitable growth

Across all HPE businesses, the company is aligning resources, unlocking operating leverage and investing in growth.

•Transform and stabilize core compute and storage businesses: Compute and storage are essential resources for enterprises to process and store data. HPE has leadership positions in these businesses and is focused on growing market share in profitable segments. The company is also focused on driving operational services attach and recurring revenue by pivoting to as-a-service offerings. By driving increased performance in these core businesses, HPE can further align resources to new growth segments.

•Double down in growth businesses: HPE is focused on making strategic investments to fuel future growth and has taken very deliberate steps to pivot its portfolio and expand into new customer segments and markets. HPE’s Intelligent Edge and High Performance Compute businesses are examples of investing for growth. For example, HPE recently closed its acquisition of Silver Peak that provides HPE Aruba with an immediate and leading position in the fast-growing SD-WAN market.

•Accelerate our pivot to as a service: Last year, HPE committed to delivering its entire portfolio as a service by the end of 2022. HPE’s pivot to offering everything as a service is a significant long-term value driver and has momentum. HPE GreenLake, HPE’s consumption-based offering, is one of HPE’s fastest-growing businesses. In Q3, HPE GreenLake services orders grew a record 80% from the prior-year period or 82% when adjusted for currency. The company plans to continue to invest in its capabilities to deliver a differentiated experience for its customers.

•Allocate resources and invest for the future: HPE committed to taking a deliberate set of actions to strengthen its financial foundation and allocate resources to areas of growth when it announced a cost optimization and prioritization plan in May. The company remains on track with its guidance to generate a net annualized run-rate savings of $800 million by the end of FY22, with most of the savings achieved by the end of FY21.

“Across all of our businesses, we are making bold moves to drive our agility, strengthen our capabilities, simplify our processes, and enhance our execution,” said Neri. “Our ability to continue to innovate for our customers is made possible by strong fiscal management and execution, which in turn drives value for all stakeholders,” said Neri.

Financial Update

Tarek Robbiati, executive vice president and CFO, provided a financial update, including an outlook for FY21.

“We have the right portfolio of assets and the financial strength to invest in the areas where we see the strongest opportunity for growth and high returns,” said Robbiati. “Execution on our strategic priorities combined with a robust financial architecture geared toward reigniting top line growth and boosting free cash flow generation will result in long-term value creation.”

FY20 Expectations

As previously disclosed in HPE’s third quarter earnings call, non-GAAP diluted net EPS is expected to be approximately $1.30 to $1.34.

GAAP diluted net loss per share is expected to be approximately of $0.35 to $0.31.

FY21 Outlook

HPE expects its non-GAAP operating profit growth to be approximately 15-20% year-over-year, excluding costs of approximately $2.0 billion primarily related to transformation costs, stock compensation expense and amortization of intangible assets. The company expects non-GAAP Other Income & Expense of approximately $150 million of an expense, excluding approximately $35 million net expense impact from the amortization of the basis difference in relation to the H3C divestiture, tax indemnification adjustments, and non-service net periodic benefit credits. The company expects a non-GAAP tax rate of 14%.

HPE expects non-GAAP diluted net EPS of $1.56 to $1.76, up 10% year-over-year at the mid-point when adjusted for stock-based compensation expense. The company expects GAAP diluted net EPS to be approximately $0.34 to $0.54, up $0.77 year-over-year at the mid-point and includes after-tax costs of approximately $1.22 per share related primarily to transformation costs, stock-based compensation expense and amortization of intangible assets.

Free cash flow is expected to be $0.9 billion to $1.1 billion, up 65% year-over-year at the mid-point.

Long-Term Financial Profile

HPE provided its long-term financial model for FY20-FY23. The company expects compounded annual revenue growth rate of 1-3% adjusted for currency driven by Edge, High Performance Compute & Mission Critical Systems and as-a-Service business.

The company expects strategic priorities will translate into a stronger financial architecture with sustainable, profitable growth and increasing recurring revenues at higher gross margins over time. The company expects compounded annual non-GAAP operating profit growth rate of 10-12% driven by investments in key growth areas and optimized operating model.

Non-GAAP diluted net EPS is expected to grow at a higher compounded annual growth rate of 7-9% and as-a-Service ARR will nearly triple to over $1.4 billion with free cash flow of over $2.0 billion by FY23.

The company will prioritize balanced dividend distributions and investments to help fuel future growth through a dynamic capital allocation framework.

Webcast details

A webcast of today’s event, along with management presentations and other materials, are available on the Investor Relations website at investors.hpe.com.

This press release contains only a summary of some of the information presented at today’s event and should be read in conjunction with the management presentations and other materials made available on that website.

About Hewlett Packard Enterprise
Hewlett Packard Enterprise is the global edge-to-cloud platform-as-a-service company that helps organizations accelerate outcomes by unlocking value from all of their data, everywhere. Built on decades of reimagining the future and innovating to advance the way we live and work, HPE delivers unique, open and intelligent technology solutions, with a consistent experience across all clouds and edges, to help customers develop new business models, engage in new ways, and increase operational performance. For more information, visit: www.hpe.com.

Use of non-GAAP financial information

To supplement Hewlett Packard Enterprise’s financial information presented on a generally accepted accounting principles (GAAP) basis, Hewlett Packard Enterprise provides forecasts of revenue adjusted for currency, as well as non-GAAP operating profit growth, non-GAAP measure of other income and expenses, non-GAAP income tax rate, non-GAAP diluted net earnings per share, free cash flow financial measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, where available, are included in the slides presented at the 2020 Securities Analyst Meeting, which will be available for a period of one year thereafter at http://hpe.com/investor/sam2020. Hewlett Packard Enterprise provides certain guidance on a non-GAAP basis, as the company cannot predict some elements that are included in reported GAAP results. Refer to the discussion of non-GAAP financial measures below for more information. In addition, an explanation of the ways in which Hewlett Packard Enterprise’s management uses these non-GAAP measures to evaluate its business, the substance behind Hewlett Packard Enterprise’s decision to use these non-GAAP measures, the material limitations associated with the use of these non-GAAP measures, the manner in which Hewlett Packard Enterprise’s management compensates for those limitations, and the substantive reasons why Hewlett Packard Enterprise’s management believes that these non-GAAP measures provide useful information to investors is included under “Use and economic substance of non-GAAP financial measures used by Hewlett Packard Enterprise” below. This additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for revenue, operating profit growth, diluted net earnings per share, other income and expenses, and cash flow from operations in accordance with GAAP.

Use and economic substance of non-GAAP financial measures used by Hewlett Packard Enterprise

Hewlett Packard Enterprise’s management uses these non-GAAP financial measures for purposes of evaluating Hewlett Packard Enterprise’s historical and prospective financial performance, as well as Hewlett Packard Enterprise’s performance relative to its competitors. Hewlett Packard Enterprise’s management also uses these non-GAAP measures to further its own understanding of Hewlett Packard Enterprise’s segment operating performance. Hewlett Packard Enterprise believes that excluding the items mentioned above from these non-GAAP financial measures allows Hewlett Packard Enterprise’s management to better understand Hewlett Packard Enterprise’s consolidated financial performance in relation to the operating results of Hewlett Packard Enterprise’s segments, as Hewlett Packard Enterprise’s management does not believe that the excluded items are reflective of ongoing operating results.

Material limitations associated with use of non-GAAP financial measures

These non-GAAP financial measures have limitations as analytical tools, and these measures should not be considered in isolation or as a substitute for analysis of Hewlett Packard Enterprise’s results as reported under GAAP.

Compensation for limitations associated with use of non-GAAP financial measures

Hewlett Packard Enterprise compensates for the limitations on its use of non-GAAP financial measures by relying primarily on its GAAP results and using non-GAAP financial measures only as supplement. Hewlett Packard Enterprise also provides a reconciliation of certain non-GAAP financial measures to its most directly comparable GAAP measure in other written materials that include these non-GAAP financial measures accompanying this news release, and Hewlett Packard Enterprise encourages investors to review carefully those reconciliations.

Usefulness of non-GAAP financial measures to investors

Hewlett Packard Enterprise believes that providing forecasts of revenue adjusted for currency, non-GAAP operating profit, non-GAAP operating profit growth, non-GAAP measure of other income and expenses, non-GAAP income tax rate, non-GAAP diluted net earnings per share, free cash flow financial measures to investors in addition to certain related GAAP measures provides investors with greater transparency to the information used by Hewlett Packard Enterprise’s management in its financial and operational decision making and allows investors to see Hewlett Packard Enterprise’s results “through the eyes” of management. Hewlett Packard Enterprise further believes that providing this information better enables Hewlett Packard Enterprise’s investors to understand Hewlett Packard Enterprise’s operating performance and to evaluate the efficacy of the methodology and information used by Hewlett Packard Enterprise’s management to evaluate and measure such performance. Disclosure of these non-GAAP financial measures also facilitates comparisons of Hewlett Packard Enterprise’s operating performance with the performance of other companies in Hewlett Packard Enterprise’s industry that supplement their GAAP results with non-GAAP financial measures that may be calculated in a similar manner.

Forward-looking statements
This press release contains forward-looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of Hewlett Packard Enterprise may differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to the scope and duration of the novel coronavirus (“COVID-19”) pandemic and its impact on our business operations, liquidity and capital resources, employees, customers, supply chain, financial results and the world economy, any projections of revenue, margins, expenses, effective tax rates, the impact of the U.S. Tax Cuts and Jobs Act of 2017, net earnings, net earnings per share, cash flows, backlog, benefit plan funding, deferred tax assets, share repurchases, currency exchange rates or other financial items; any projections of the amount, timing or impact of cost savings, restructuring charges, or other transformation actions; any statements of the plans, strategies and objectives of management for future operations, as well as the execution of corporate transactions or contemplated acquisitions, transformation and restructuring plans and any resulting benefit, cost savings or restructuring charges, revenue or profitability improvements; any statements concerning the expected development, performance, market share or competitive performance relating to products or services; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on Hewlett Packard Enterprise and its financial performance; any statements regarding pending investigations, claims or disputes; any statements of expectation or belief; and any statements or assumptions underlying any of the foregoing.

Risks, uncertainties and assumptions include the need to address the many challenges facing Hewlett Packard Enterprise’s businesses; the competitive pressures faced by Hewlett Packard Enterprise’s businesses; risks associated with executing Hewlett Packard Enterprise’s strategy; the impact of macroeconomic and geopolitical trends and events; the need to manage third-party suppliers and the distribution of Hewlett Packard Enterprise’s products and the delivery of Hewlett Packard Enterprise’s services effectively; the protection of Hewlett Packard Enterprise’s intellectual property assets, including intellectual property licensed from third parties and intellectual property shared with its former Parent; risks associated with Hewlett Packard Enterprise’s international operations (including pandemics and public health problems, such as the outbreak of COVID-19); the development and transition of new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; the execution and performance of contracts by Hewlett Packard Enterprise and its suppliers, customers, clients and partners, including any impact thereon resulting from events such as the COVID-19 pandemic; the hiring and retention of key employees; execution, integration and other risks associated with business combination and investment transactions; and the execution, timing and results of any transformation or restructuring plans, including estimates and assumptions related to the cost (including any possible disruption of Hewlett Packard Enterprise's business) and the anticipated benefits of the transformation and restructuring plans; the effects of the U.S. Tax Cuts and Jobs Act and related guidance and regulations; the resolution of pending investigations, claims and disputes; and other risks that are described in Hewlett Packard Enterprise’s Annual Report on Form 10-K for the fiscal year ended October 31, 2019, subsequent Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, as applicable.

As in prior periods, the financial information set forth in this press release, including tax-related items, reflects estimates based on information available at this time. While Hewlett Packard Enterprise believes these estimates to be reasonable, these amounts could differ materially from reported amounts in the Hewlett Packard Enterprise Annual Report on Form 10-K for the fiscal year ended October 31, 2020. Hewlett Packard Enterprise assumes no obligation and does not intend to update these forward-looking statements.